PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT
Schedule of property and equipment

	As of December 31,
	2018	2019
Cost:
Leasehold improvements	34,147	42,858
Electronic equipment	18,730	22,373
Furniture, fixtures and equipment	8,566	15,426
Vehicles	595	898
	62,038	81,555
Less: Accumulated depreciation	(41,736)	(51,719)
	20,302	29,836
Construction in progress	—	—
Property and equipment, net	20,302	29,836